UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2018

EATON CORPORATION plc
(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eaton House, 30 Pembroke Road Dublin 4, Ireland	D04 Y0C2
(Address of principal executive offices)	(Zip Code)

353 1637 2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)(b) At the Annual General Meeting of Shareholders of the Company held on April 25, 2018, the items listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in the Company’s Proxy Statement for the 2018 Annual General Meeting of Shareholders. Each of the items was approved by the shareholders. The voting results for each proposal are set forth below.

Item 1 - Electing the twelve director nominees named in the proxy statement.

Each of the following individuals was elected as a director, based on the voting results shown below, to serve until the 2018 Annual General Meeting of Shareholders or until his or her successor is duly elected and qualified:

Each of the following individuals was elected as a director, based on the voting results shown below, to serve until the 2018 Annual General Meeting of Shareholders or until his or her successor is duly elected and qualified:

Director	For	Against	Abstain	Broker Non-Votes
Craig Arnold	320,861,657	17,509,407	1,913,420	46,116,477
Todd M. Bluedorn	281,149,184	57,887,505	1,247,795	46,116,477
Christopher M. Connor	333,493,902	6,107,443	683,139	46,116,477
Michael J. Critelli	328,558,312	11,015,395	710,777	46,116,477
Richard H. Fearon	316,519,188	23,119,963	645,333	46,116,477
Charles E. Golden	331,829,362	7,710,077	745,045	46,116,477
Arthur E. Johnson	334,506,340	5,008,592	769,552	46,116,477
Deborah L. McCoy	330,053,479	9,401,422	829,583	46,116,477
Gregory R. Page	326,833,488	12,564,309	886,687	46,116,477
Sandra Pianalto	327,738,202	11,933,203	613,079	46,116,477
Gerald B. Smith	337,348,113	2,117,825	818,546	46,116,477
Dorothy C. Thompson	338,136,350	1,506,480	641,654	46,116,477

Item 2 - Appointment of Ernst & Young LLP as independent auditor for 2018 and authorizing the Audit Committee of the Board of Directors to set its remuneration.

For	Against	Abstain
372,810,897	13,141,504	448,560

Item 3 - Advisory approval of the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
320,712,367	17,425,630	2,146,487	46,116,477

Item 4 - Grant of Board authority to issue shares under Irish law.

For	Against	Abstain
377,023,866	7,682,214	1,694,881

Item 5 - Grant of Board authority to opt-out of pre-emption rights under Irish law.

For	Against	Abstain
371,432,979	12,238,334	2,729,648

Item 6 - Authorization to the Company and or any subsidiary of the Company to make overseas market purchases of Company shares.

For	Against	Abstain
374,953,394	8,835,763	2,611,804

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Corporation plc

Date: April 30, 2018	By:	/s/ Thomas E. Moran
Thomas E. Moran
Senior Vice President and Secretary